EXHIBIT 4.1
                SPECIMEN STOCK CERTIFICATE - SUNFLOWER (USA) LTD.

      *********************************************************************
      ---------------------------------------------------------------------
               This certificate reflects New Post Split Shares of
                               SUNFLOER (USA) LTD.
       Subject to a 1 New Share for 3 Old Shares - Round Up All Fractions
                        Name Change & Reverse Stock Split
           Effective Date - March 1, 1999 - New Cusip No. 86736Y 20 4

NUMBER                                                                 SHARES
XXXXX                                                                  XXXXX
                                 SUNFLOWER, LTD.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
PAR VALUE $0.001                                       NEW CUSIP NO. 86736Y 20 4
COMMON  STOCK

THIS  CERTIFIES THAT  XXXXXXXX
is  the  owner  of   XXXXXXXXX

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001
                                     EASH OF
                                 SUNFLOWER, LTD.
   transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the
    Registrar.  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     DATED:  10/21/1999
/s/                                           Countersigned and Registered:
-----------------------
CHAIRMAN  OF  THE  BOARD  &  SECRETARY        SIGNATURE STOCK TRANSFER, INC.
                                                (Dallas,  Texas) Transfer Agent
  /s/                                         By /s/
----------------------------                     -------------------------
PRESIDENT  &  C.E.O.                                  Authorized Signature

      *********************************************************************
      ---------------------------------------------------------------------